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                                                             Exhibit 10(j)(2)(E)

LOAN NO. C-331971

                  FIRST AMENDMENT OF TRANCHE B PROMISSORY NOTE

         THIS FIRST AMENDMENT OF TRANCHE B PROMISSORY NOTE (this "First Amendment") is made as of the 11th day of August, 2000, between, KOGER EQUITY, INC., a Florida corporation, 3986 Boulevard Center Drive, Jacksonville, FL 32207, hereinafter called "Obligor" and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, hereinafter called "Northwestern"; and

         WHEREAS, Northwestern is the owner of a certain Tranche B Promissory
Note in the original principal amount of $89,500,000 dated as of December 16, 1996 (the "Note") executed by Obligor and secured, along with the Tranche A Promissory Note, by a lien on property (the "Property") described in a Master Lien Instrument (the "Lien Instrument") dated as of December 16, 1996, securing aggregate indebtedness in the original amount of $190,000,000.00 executed by Obligor;

         AND WHEREAS, Northwestern has been requested to amend certain terms of the Note; and

         NOW, THEREFORE, in consideration of the above and of the mutual agreements herein contained, the undersigned parties agree to the following:

         1. Unless otherwise defined herein, words and terms used herein shall have the same meaning as defined in the Note.

         2. The following paragraph is hereby added to the prepayment terms of the Note:

                  In addition to any other right or obligation of prepayment contained in the Note, unless the Substitution (as defined below) occurs, Borrower hereby agrees to make a prepayment (the "Mandatory Prepayment") of principal in the amount of $9,000,000 plus a prepayment fee equal to the Prepayment Fee, calculated however only on the $9,000,000 being prepaid. The Mandatory Prepayment shall be made on the 190th day after the date hereof. The term "Substitution" means that Borrower has, within 180 days after the date hereof, substituted a property for the property described in the Lien Instrument as the Pool B Park located in the City of El Paso, El Paso County, Texas which is being released concurrently herewith. The


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                  Substitution must satisfy each of the conditions in the Lien
                  Instrument under the section titled "Property Substitution."

         3. The securing clause, found on page 4 of the Note, is hereby deleted in its entirety and the following inserted in lieu thereof:

                  This note is secured by a lien instrument in multiple counterparts, each of even date herewith executed by KOGER EQUITY, INC., a Florida corporation to THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY or to JOHN S. SHOAF, JR. or MICHAEL P. CUSICK, as Trustee for the benefit of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (the "Master Lien Instrument"), encumbering certain properties situated in the following locations as more particularly described in the Master Lien
                  Instrument:

                           (i)      Memphis, Shelby County, Tennessee;
                           (ii)     San Antonio, Bexar County, Texas;
                           (iii)    Austin, Travis County, Texas;
                           (iv)     St. Petersburg, Pinellas County, Florida;
                           (v)      Tallahassee, Leon County, Florida;
                           (vi)     Greenville, Greenville County, South Carolina;
                           (vii)    Jacksonville, Duval County, Florida;
                           (viii)   Orlando, Orange County, Florida.

         4.       The following paragraph is added as the last paragraph of the
Note:

                           Notwithstanding the above, unless the Substitution is
                  made or the Mandatory Prepayment is made, Borrower shall be personally liable, i.e. the limitation of Lender's recourse provided herein will not be applicable for the last $9,000,000.00 of the indebtedness evidenced hereby.

         5. Except as hereby amended the Note shall remain in full force and effect, unchanged and in all respects, ratified and confirmed.

         6. Nothing herein contained shall affect the priority of the Lien Instrument over other liens, charges, encumbrances or conveyances nor shall it release or change the liability of any party who may now or hereafter be liable, primarily or secondarily, under or on account of the Note.


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         IN WITNESS WHEREOF, this First Amendment has been executed by the undersigned as of the date and year first above written.

                                    THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY, a Wisconsin
                                    corporation

                                    By: Northwestern Investment Management
                                        Company, a Wisconsin corporation, its
                                        wholly owned subsidiary and authorized
                                        representative


                                        By /s/ DONALD L. O'DELL
                                          --------------------------------------
                                          Donald L. O'Dell, Managing Director


                                        Attest /s/KATHLEEN S. WARNER
                                              ----------------------------------
                                              Kathleen S. Warner,
                                              Assistant Secretary
(corporate seal)

                                    KOGER EQUITY, INC., a Florida corporation


                                    By: /s/G. DANNY EDWARDS
                                       -----------------------------------------
                                       G. Danny Edwards - Treasury


                                    Attest: /s/ DIANA R. PAYNE
                                           -------------------------------------
                                           Assistant Corporate Secretary


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